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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 (No. 33-64320 and 33-80408, 333-40326 and 333-05325) of
AptarGroup, Inc. of our report dated June 7, 2002, relating to the financial statements of AptarGroup, Inc. Profit Sharing and Savings Plan, which appears in this Form 11-K.

/s/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP

Chicago, Illinois
June 26, 2002

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